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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ADVANCIS PHARMACEUTICAL CORPORATION

      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Delaware                                                   52-2208264
         ---------------------------------------                       ------------------------------------
         (State of incorporation or organization)                      (I.R.S. Employer Identification No.)


    20425 Seneca Meadows Parkway, Germantown, Maryland                                 20876
    --------------------------------------------------                              ----------
         (Address of principal executive offices)                                   (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                             Name of exchange on which
   to be so registered                          each class is to be registered
           n/a                                                n/a
   -------------------                          ------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[x]

Securities Act registration statement file number to which this form relates:
333-107599 (if applicable)


Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.01 per share
                     ---------------------------------------
                                (Title of class)



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Item 1. Description of Registrant's Securities to be Registered

      A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock" in the prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-107599), as amended, initially filed with the Securities and Exchange Commission on August 1, 2003 (the "Registration Statement"), and is incorporated herein by reference. The prospectus to be filed pursuant to Rule 424(b) following the effective date of the Registration Statement shall be deemed to be incorporated herein by reference.

Item 2. Exhibits

The following exhibits are filed as a part of this registration statement:

3.1* Fifth Restated Certificate of Incorporation of the Registrant, including amendment thereto

3.2*  Amendment to Certificate of Incorporation of the Registrant

3.3* Form of Certificate of Incorporation of the Registrant to be in effect after the closing of the Registrant's initial public offering

3.4*  Amended and Restated Bylaws of the Registrant, including amendment thereto

3.5* Form of Bylaws of the Registrant to be in effect after the closing of the Registrant's initial public offering

4.1*  Specimen Stock Certificate

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* Incorporated by reference to the Registrant's Registration Statement on Form
S-1 (File No. 333-107599)


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                            ADVANCIS PHARMACEUTICAL CORPORATION
                            (Registrant)

Date: October 9,2003        By:/s/ Edward M. Rudnic
                               --------------------------
                               Edward M. Rudnic, Ph.D.
                               President, Chief Executive Officer and Director



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                EXHIBIT DESCRIPTION
------                                -------------------
3.1*      Fifth Restated Certificate of Incorporation of the Registrant, including amendment thereto

3.2*      Amendment to Certificate of Incorporation of the Registrant

3.3*      Form of Certificate of Incorporation of the Registrant to be in effect after the closing of the
          Registrant's initial public offering

3.4*      Amended and Restated Bylaws of the Registrant, including amendment thereto

3.5*      Form of Bylaws of the Registrant to be in effect after the closing of the Registrant's initial public offering

4.1*      Specimen Stock Certificate

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* Incorporated by reference to the Registrant's Registration Statement on Form
S-1 (File No. 333-107599)